UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2008

RENAISSANCE ACQUISITION CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-33258	20-4720414
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Sample Road, Suite 400, Pompano Beach, Florida	33064
(Address of Principal Executive Offices)	(Zip Code)

(954) 784-3031

 (Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 21, 2008, Renaissance Acquisition Corp. (“Renaissance”) issued a joint press release with First Communications, Inc. (“First Communications”) announcing that on October 20, 2008 Renaissance filed a preliminary registration statement on Form S-4 with the U.S. Securities and Exchange Commission (Commission No. 333-154482), which includes a proxy statement/prospectus, in connection with the proposed merger between First Communications and Renaissance previously announced on September 15, 2008.  The proposed merger is expected to close by January 2009.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibit 99.1      Press Release dated October 21, 2008

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed merger between Renaissance and First Communications and the future results of First Communications and Renaissance (including certain projections and business trends, and statements which may be identified by the use of the words “may,” “intend,” “expect” and like words) are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties ability to consummate the merger; the conditions to the completion of the merger; the receipt of stockholder approval; the regulatory approvals and effectiveness of the registration statement required for the completion of the merger may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the completion of the merger may be more difficult, time-consuming or costly than expected; and operating costs, customer loss and business disruption may be greater than expected following the announcement of the merger. Renaissance and First Communications caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Renaissance and First Communications do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstance on which any such statement is based, except as required by law.

Where to Find Additional Information

Stockholders of Renaissance and other interested persons are advised to read Renaissance’s registration statement, containing a preliminary proxy statement/prospectus, and when available, final registration statement, containing a definitive proxy statement/prospectus, in connection with Renaissance’s solicitation of proxies for the special meeting, because these proxy statements/prospectuses will contain important information. Such persons can also read Renaissance’s final prospectus, dated January 29, 2007, for a description of the security holdings of the Renaissance officers and directors and their respective interests in the successful consummation of this business combination.  The definitive proxy statement/prospectus will be mailed to stockholders as of a record date to be established for voting on the merger.  Stockholders will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to:  Renaissance Acquisition Corp., 50 East Sample Road, Suite 400, Pompano Beach, Florida 33064.  The registration statement containing the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, once available, can also be obtained, without cost, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2008	RENAISSANCE ACQUISITION CORP.

By:	/s/ Barry W. Florescue
Name: Barry W. Florescue
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release of First Communications, Inc. and Renaissance Acquisition Corp. dated October 21, 2008.